EXHIBIT 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TARA ABRAHAM
[Signature]
Tara Abraham
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CARL L. BAKER
[Signature]
Carl L. Baker
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GEORGE W. BROUGHTON
[Signature]
George W. Broughton
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ RICHARD FERGUSON
[Signature]
Richard Ferguson
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES S. HUGGINS
[Signature]
James S. Huggins
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRENDA F. JONES, M.D.
[Signature]
Brenda F. Jones, M.D.
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID L. MEAD
[Signature]
David L. Mead
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ SUSAN D. RECTOR
[Signature]
Susan D. Rector
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THEODORE P. SAUBER
[Signature]
Theodore P. Sauber
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ PAUL T. THEISEN
[Signature]
Paul T. Theisen
[Printed Name]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc. (the “Corporation”) does hereby make, constitute and appoint Charles W. Sulerzyski, Edward G. Sloane and M. Ryan Kirkham, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed in connection therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THOMAS J. WOLF
[Signature]
Thomas J. Wolf
[Printed Name]